CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***] JOINDER AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This Joinder and Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 15th day of July, 2025, by and among (a) SILICON VALLEY BANK, A DIVISION OF FIRST-CITIZENS BANK & TRUST COMPANY (“Bank”) and (b)(i) BIOLIFE SOLUTIONS, INC., a Delaware corporation (“BioLife”), (ii) SAVSU TECHNOLOGIES, INC., a Delaware corporation (“SavSu”), (iii) SEXTON BIOTECHNOLOGIES, INC., a Delaware corporation (“Sexton; together with BioLife, and SavSu, “Existing Borrower”), and (iv) PANTHERA CRYOSOLUTIONS INC., a corporation amalgamated under the laws of the province of Alberta, Canada (“New Borrower”; and together with Existing Borrower, jointly and severally, individually and collectively, the “Borrower”). RECITALS A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 20, 2022, as amended by that certain Waiver and First Amendment to Loan and Security Agreement dated as of February 26, 2024, as amended by that certain Consent and Second Amendment to Loan and Security Agreement dated as of April 16, 2024, as amended by that certain Consent and Third Amendment dated as of November 11, 2024, and as further amended by that certain Consent and Fourth Amendment to Loan and Security Agreement dated as of April 4, 2025 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”). B. Bank has extended credit to Existing Borrower for the purposes permitted in the Loan Agreement. C. Existing Borrower has requested that Bank amend the Loan Agreement to (i) add New Borrower to the Loan Agreement, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein. D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Joinder to Loan Agreement. The undersigned, New Borrower, hereby joins the Loan Agreement and each of the Loan Agreement and Loan Documents, as if it were originally named a “Borrower” therein. Without limiting the generality of the preceding sentence, New

Borrower agrees that it will be jointly and severally liable, together with Existing Borrower, for the payment and performance of all obligations and liabilities of Borrower under the Loan Agreement, including, without limitation, the Obligations. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder. Each Borrower hereunder shall be obligated to repay all Credit Extensions made pursuant to the Loan Agreement, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions. 3. Subrogation and Similar Rights. Each Borrower waives any suretyship defenses available to it under the Code or any other applicable law. Each Borrower waives any right to require Bank to: (i) proceed against either Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against either Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Amendment, the Loan Agreement or other Loan Documents, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under the Loan Agreement) to seek contribution, indemnification or any other form of reimbursement from the other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by any Borrower with respect to the Obligations in connection with the Loan Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured. 4. Grant of Security Interest. (a) To secure the prompt payment and performance of all of the Obligations, New Borrower hereby grants to Bank a continuing lien upon and security interest in all of New Borrower’s right, title and interest in and to all of its present and after acquired personal property consistent with the definition of “Collateral” set forth in the Loan Agreement as amended by this Amendment (as if such Collateral were deemed to pertain to the assets of New Borrower), whether now owned or existing or hereafter created, acquired, or arising, and wherever located, including, without limitation, all of New Borrower’s assets (excluding Intellectual Property), and all New Borrower’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing. New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Bank that are reasonably deemed necessary by Bank in order to grant a valid, perfected first priority security interest to Bank in the Collateral. New Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions in order to perfect or protect Bank’s interest or rights hereunder. Such financing statements may indicate the Collateral as “all present and after acquired personal property of the Debtor” or words of similar effect or check off all collateral classification boxes, as applicable, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion. (b) New Borrower acknowledges receipt of an executed copy of this Amendment and the Loan Agreement and, to the extent permitted by the Personal Property Security Act (Alberta), waives the right to receive a copy of any financing statement or financing change statement registered in connection with this Amendment or any verification statement issued with respect to any such financing statement or financing change statement. (c) New Borrower hereby confirms that value has been given by Bank to New Borrower, that New Borrower has rights in the Collateral existing at the date of this Amendment, and that New Borrower and Bank have not agreed to postpone the time for attachment of the security interest to any of the Collateral. The security interest with respect to the Collateral created by this Amendment shall have effect and be deemed to be effective whether or not the Obligations or any part thereof are owing or in existence before or after or upon the date of this Amendment. 5. Representations and Warranties. New Borrower hereby represents and warrants to Bank that all representations and warranties in the Loan Documents made on the part of Existing Borrower, to the extent applicable to the New Borrower, are true and correct on the date hereof with respect to New Borrower, with the same force and effect as if New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower. 6. Delivery of Documents. New Borrower hereby agrees that the following documents shall be delivered to Bank prior to or contemporaneously with delivery of this Amendment, each in form and substance satisfactory to Bank: A. duly executed signatures to this Amendment; B. a duly executed secretary’s corporate borrowing certificate for New Borrower, together with the duly executed signatures thereto; C. duly executed signatures to the Control Agreement(s), if any; D. the Operating Documents and certificates of status, certificates of compliance, good standing certificates or analogous certificates of New Borrower from its jurisdiction of formation and from each other jurisdiction in which New Borrower is qualified to conduct business, each as of a date no earlier than five (5) days prior to the date hereof; E. duly executed signatures to the completed Borrowing Resolutions for New Borrower; F. copies, dated as of a recent date, of all personal property, judgment, bankruptcy, execution and other searches in all jurisdictions selected by Bank and its counsel, accompanied by written evidence (including any financing change statements (discharges) or similar instruments) that the Liens indicated in any such searches either constitute Permitted Liens or have been or, in connection with the initial Credit Extension hereafter, will be terminated or released; G. filings satisfactory to Bank with respect to the Collateral, together with written evidence satisfactory to Bank that the same have been filed in each jurisdiction as necessary or of advantage, in Bank or Bank’s legal counsel’s opinion, to perfect or protect Bank’s first priority security interest in the Collateral; H. a legal opinion of New Borrower’s counsel dated as of the date hereof; I. the Perfection Certificate of New Borrower, together with the duly executed signatures thereto; J. evidence satisfactory to Bank that the insurance policies and endorsements required by Section 5.5 of the Loan Agreement are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank; and K. such other documents as Bank may reasonably request. 7. Amendments to Loan Agreement. 7.1 Section 1.2 (Payment of Interest on the Credit Extensions). The Loan Agreement is amended by inserting the following new Section 1.2(f) to appear immediately following Section 1.2(e): “(f) Yearly Rate of Interest. For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid hereunder or in connection herewith is to be calculated on the basis of a 360-day year, the yearly rate of interest to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement. Borrower acknowledges and confirms that: (i) the foregoing methodology satisfies the requirements of Section 4 of the Interest Act (Canada) to the extent it applies to the expression or statement of any interest payable under any Loan Document; (ii) Borrower is able to calculate the yearly rate or percentage of interest payable under any Loan Document based upon such methodology; and (iii) Borrower shall not plead or assert, whether by way of defence or otherwise, in any proceeding relating to the Loan Documents, that the interest payable thereunder and the calculation thereof has not been adequately disclosed to Borrower, whether pursuant to Section 4 of the Interest Act (Canada) or any other Applicable Law or legal principle.” 7.2 Section 3 (Creation of Security Interest). The Loan Agreement is amended by inserting the following new Section 3.4 to appear immediately following Section 3.3: “3.4 ULC Shares. Notwithstanding anything else contained in this Agreement or any other Loan Document, Borrower acknowledges that certain of the Collateral may now or in the future consist of ULC Shares, and that it is the intention of Bank and Borrower that neither Bank nor any beneficiary, successor in interest, agent or any other Affiliate of Bank should under any circumstances prior to realization thereon be held to be a “shareholder” or “member”, as applicable, of a ULC for the purposes of any ULC laws. Therefore, notwithstanding any provisions to the contrary contained in this Agreement or any other Loan Document, where Borrower has granted a Lien in any ULC Shares, Borrower will remain the sole registered and beneficial owner of such ULC Shares until such time as such ULC Shares are effectively transferred into the name of Bank, or any beneficiary, successor in interest, agent or any other Affiliate of Bank, or any other person on the books and records of the applicable ULC. Accordingly, Borrower shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of such ULC Shares (except for any dividend or distribution comprised of pledged interests of Borrower, which is required to be delivered to Bank to hold as collateral hereunder) and shall have the right to vote such ULC Shares and to control the direction, management and policies of the applicable ULC to the same extent as Borrower would if such ULC Shares were not pledged to Bank pursuant hereto. Nothing in this Agreement or any other Loan Document is intended to, and nothing in this Agreement or any other Loan Document shall, constitute Bank, or any beneficiary, successor in interest, agent or any other Affiliate of Bank, or any other person other than Borrower, a member or shareholder of a ULC for the purposes of any ULC laws (whether listed or unlisted, registered or beneficial), until such time as notice is given to Borrower and further steps are taken pursuant hereto or thereto so as to register Bank, or such other person, as specified in such notice, as the holder of the ULC Shares. To the extent any provision hereof would have the effect of constituting Bank as a member or a shareholder, as applicable, of any ULC prior to such time, such provision shall be severed herefrom and shall be ineffective with respect to ULC Shares which are collateral of Borrower without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Collateral of Borrower which is not ULC Shares. Except upon the exercise of rights of Bank to sell, transfer or otherwise dispose of ULC Shares in accordance with this Agreement or any other Loan Document, Borrower shall not cause or permit, or enable any Issuer that is a ULC to cause or permit, Bank or any beneficiary, successor in interest, agent or any other Affiliate of Bank, to: (a) be registered as a shareholder or member of such Issuer; (b) have any notation entered in its favour in the share register of such Issuer; (c) be held out as a shareholder or member of such Issuer; (d) receive, directly or indirectly, any dividends, property or other distributions from such Issuer by reason of Bank holding a Lien over the ULC Shares; or (e) act as a shareholder of such Issuer, or exercise any rights of a shareholder including the right to attend a meeting of shareholders of such Issuer or to vote the ULC Shares of such Issuer. Borrower, without limiting the generality of any provision of this Agreement, shall indemnify and hold harmless Bank and its respective officers, directors, agents, employees, advisors, and counsel and their respective affiliates (each such person being an “indemnitee”) from and against any and all losses, claims, damages, liabilities, costs or expenses (including legal fees and expenses) imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened against an indemnitee in connection with Borrower or Bank being held or deemed to be a shareholder any ULC.” 7.3 Section 4.2 (Collateral). The Loan Agreement is amended by inserting the following new Section 4.2(g) to appear immediately following Section 4.2(f): “(g) Borrower does not own any consumer goods (as such term is defined in the PPSA) which are material in value or which are material to the business, operations, property, condition or prospects (financial or otherwise) of Borrower.” 7.4 Section 4.5 (Solvency). Section 4.5 of the Loan Agreement is amended in its entirety and replaced with the following: “4.5 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower and each of its Subsidiaries are able to pay their debts (including trade debts) as they mature. Borrower is not an “insolvent person” within the meaning of the BIA.” 7.5 Section 4.8 (Tax Returns and Payments; Pension Contributions). The Loan Agreement is amended by inserting the following new Section 4.8(c) to appear immediately following Section 4.8(b): “(c) None of the Borrower or any of its Subsidiaries sponsors, administers, participates in, contributes to or has any direct or indirect liability under or in respect of any Canadian Defined Benefit Plan.” 7.6 Section 5.3 (Financial Statements, Reports). Section 5.3(e) of the Loan Agreement is amended in its entirety and replaced with the following: “(e) Securities Filings. Within five (5) days of filing, notification of the filing and copies of all periodic and other reports, proxy statements and other materials filed by Borrower and/or any of its Subsidiaries or any Guarantor with the SEC or Canadian Securities Regulator, any Governmental Authority succeeding to any or all of the functions of the SEC or a Canadian Securities Regulator or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC or Canadian Securities Regulator) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower or any of its Subsidiaries posts such documents, or provides a link thereto, on Borrower’s or any of its Subsidiaries’ website on the internet at Borrower’s or any of its Subsidiaries’ website address; provided, however, Borrower shall promptly notify Bank in writing (which may be by electronic mail) of the posting of any such documents;”

7.7 Section 5.7(a) (Accounts). Section 5.7(a) is amended in its entirety and replaced with the following: “(a) Maintain all of Borrower’s, any of its Subsidiaries’, and any Guarantor’s operating accounts, depository accounts and excess cash with Bank or Bank’s Affiliates. Notwithstanding the foregoing, Panthera shall be permitted to maintain accounts with financial institutions outside of Bank in Canada in an aggregate amount not to exceed $3,000,000.00 at any time (the “Permitted Canadian Accounts”).” 7.1 Section 5.7(c) (Accounts). Section 5.7(c) is amended in its entirety and replaced with the following: “(c) In addition to and without limiting the restrictions in (a), Borrower shall provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to (i) the Permitted Canadian Accounts, or (ii) deposit accounts exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.” 7.2 Section 6.2 (Change in Business, Management, Control, or Business Locations). The Loan Agreement is amended by inserting the following new Section 6.2(e)(vi) to appear immediately following Section 6.2(e)(v): “, or (vi) add any additional jurisdiction in which Panthera carries on business or has tangible personal property, change its location (as determined in accordance with the PPSA) or change its chief executive office, registered office or domicile.” 7.1 Section 6.3 (Mergers or Acquisitions). Section 6.3 of the Loan Agreement is amended in its entirety and replaced with the following: “6.3 Mergers or Acquisitions. Merge, amalgamate or consolidate, or permit any of its Subsidiaries to merge, amalgamate or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the stock, partnership, membership, or other ownership interest or other equity securities or property of another Person (including, without limitation, by the formation of any Subsidiary or pursuant to a Division). A Subsidiary may merge, amalgamate or consolidate into another Subsidiary or into Borrower.” 7.2 Section 6.10 (Compliance). Section 6.10(b) of the Loan Agreement is amended in its entirety and replaced with the following:

“(b)(i) fail to meet the minimum funding requirements of ERISA, (ii) permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, (iii) fail to comply with the Federal Fair Labor Standards Act, the Employment Standards Code (Alberta), the Canada Labour Code or other Applicable Law, or (iv) violate any other law or regulation, if the foregoing subclauses (i) through (iv), individually or in the aggregate, could reasonably be expected to have a material adverse effect on Borrower’s business or operations, or permit any of its Subsidiaries to do so; or” 7.3 Section 6 (Negative Covenants). The Loan Agreement is amended by inserting the following new Section 6.11 to appear immediately following Section 6.10: “6.11 Canadian Defined Benefit Plan. None of the Borrower or any of its Subsidiaries shall sponsor, administer, participate in, contribute to or assume any direct or indirect liability under or in respect of any Canadian Defined Benefit Plan.” 7.4 Section 8.1 (Rights and Remedies). The Loan Agreement is amended by inserting the following new Section 8.1(k) and Section 8.1(l) to appear immediately following Section 8.1(j) and re-numbering Section 8.1(k) to become Section 8.1(m): “(k) appoint by instrument in writing one or more Receivers of Borrower or any or all of the Collateral with such rights, powers and authority (including any or all of the rights, powers and authority of Bank under this Agreement) as may be provided for in the instrument of appointment or any supplemental instrument, and remove and replace any such Receiver from time to time and, to the extent permitted by Applicable Law, any Receiver appointed by Bank shall (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the agent of Borrower, and not of Bank; (l) obtain from any court of competent jurisdiction an order for the appointment of a Receiver of Borrower; and” 7.5 Section 12.2 – Anti-Terrorism Law (Definitions). The definition of Anti- Terrorism Law is amended in its entirety and replaced with the following: “ “Anti-Terrorism Law” means any law relating to terrorism or money-laundering, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), Executive Order No. 13224 and the USA Patriot Act.” 7.1 Section 12.2 – Business Day (Definitions). The definition of Business Day is amended in its entirety and replaced with the following: “ “Business Day” is a day other than a Saturday, Sunday or other day on which commercial banks in the State of California are authorized or required by law to close; provided however that (a) for the purposes of Section 5.6 and Section 9, if any determination of a “Business Day” shall relate to Panthera, the term “Business Day” shall also mean a day on which commercial banks in the Province of Alberta are authorized or required by law to close, and (b) if any determination of a “Business Day” shall relate to an FX Contract, the term “Business Day” shall also mean a day on which dealings are carried on in the country of settlement of the Foreign Currency.” 7.2 Section 12.2 – Cash Equivalents (Definitions). The definition of Cash Equivalents is amended in its entirety and replaced with the following: “ “Cash Equivalents” are (a) marketable direct obligations issued or unconditionally guaranteed or insured by the federal government of Canada, the United States or any agency, or any Province or State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least 95.0% of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.” 7.3 Section 12.2 – Code (Definitions). The definition of Code is amended in its entirety and replaced with the following: “ “Code” is (a) with respect to Panthera or any assets located in Canada, the PPSA, and (b) with respect to the US Borrowers or any assets located in the United States, the UCC. For greater certainty, any reference in the Loan Agreement to a section of the UCC shall be deemed to be to a materially similar section of the PPSA, as applicable.” 7.4 Section 12.2 – Collateral (Definitions). The Loan Agreement is amended by deleting “consists of all of Borrower’s right, title and interest in and to the following personal property:” in the definition of Collateral and replacing it with: “consists of all of Panthera’s right, title and interest in and to all of its present and after acquired personal property, and all of the US Borrowers’ right, title and interest in and to the following property:” 7.5 Section 12.2 – Commodity Account (Definitions). The definition of Commodity Account is amended in its entirety and replaced with the following: “ “Commodity Account” is any “commodity account” or “futures account” as defined in the Code with such additions to such term as may hereafter be made.” 7.6 Section 12.2 – Control Agreement (Definitions). The definition of Control Agreement is amended in its entirety and replaced with the following: “ “Control Agreement” is any control or blocked account agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities, commodity, or futures intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains administrative control or control (within the meaning of the Code), as applicable, over such Deposit Account, Securities Account, or Commodity Account.” 7.7 Section 12.2 – Insolvency Proceeding (Definitions). The definition of Insolvency Proceeding is amended in its entirety with the following: “ “Insolvency Proceeding” is any petition, application or other proceeding instituted by, against, or in respect of any Person: (a) under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, receivership or other relief; (b) seeking to adjudicate it an insolvent person; (c) seeking a bankruptcy order against it under the BIA; (d) seeking to institute proceedings against it under the CCAA; (e) seeking to institute proceedings against it under the WURA; (f) seeking, in addition to the forgoing: (i) to adjudicate it an insolvent person or a bankrupt, (ii) to liquidate, dissolve or wind-up its business or assets, (iii) to compromise, arrange, adjust or declare a moratorium in respect of the payment of, its debts, (iv) to stay the rights of creditors generally (or any class of creditors), (v) any other relief in respect of it under any federal, state, provincial or foreign Applicable Law now or hereafter in effect relating to bankruptcy, winding-up, insolvency, receivership, restructuring of business, assets or debt, reorganization of business, assets or debt, or protection of debtors from their creditors (such Applicable Law includes any applicable corporations legislation to the extent the relief sought under such corporations legislation relates to or involves the compromise, settlement, adjustment or arrangement of debt), or (vi) any other relief which provides plans or schemes of reorganization, plans or schemes of arrangement or plans or schemes of compromise in respect of it, to be submitted or presented to creditors (or any class of creditors); or (g) seeking the issuance of an order for the appointment of a Receiver, sequestrator, monitor, conservator, custodian, administrator, trustee, liquidator or other similar official in respect of it or any substantial part of its property.” 7.8 Section 12.2 (Definitions). The following new terms and their respective definitions are hereby inserted to appear alphabetically in Section 12.2: “ “BIA” is the Bankruptcy and Insolvency Act (Canada).” “ “Canadian Defined Benefit Blan” is a “registered pension plan” which contains a “defined benefit provision”, as those terms are defined in the Income Tax Act (Canada).” “ “Canadian Securities Regulator” is the Alberta Securities Commission (or any comparable agency in any other applicable jurisdiction in Canada), any successor thereto, and any analogous Governmental Authority.” “ “CCAA” is the Companies’ Creditors Arrangement Act (Canada).” “ “Issuer” has the meaning given to such term in the Securities Transfer Act, 2006 (Alberta), and includes all regulations from time to time made under such legislation.”

“ “Panthera” is set forth on Schedule I hereto.” “ “Permitted Canadian Accounts” is defined in Section 5.7(a).” “ “PPSA” is the Personal Property Security Act (Alberta), as such legislation may be amended, renamed or replaced from time to time, and includes all regulations from time to time made under such legislation; provided, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Personal Property Security Act in effect in a jurisdiction other than the Province of Alberta, the term “PPSA” shall mean the Personal Property Security Act or equivalent personal property security legislation as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.” “ “Receiver” means an interim receiver, a receiver, a manager or a receiver and manager.” “ “UCC” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the UCC is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.” “ “ULC” means an Issuer that is an unlimited company, unlimited liability company or unlimited liability corporation.” “ “ULC Laws” means the Business Corporations Act (Alberta), the Companies Act (Nova Scotia), the Business Corporations Act (British Columbia) and any other present or future laws governing ULCs.” “ “ULC Shares” means shares or other equity interests in the capital stock of a ULC.” “ “US Borrowers” is set forth on Schedule I hereto.” “ “WURA” means Winding Up and Restructuring Act (Canada).” 7.9 Schedule I (LSA Provisions). The following row appearing on Schedule I (LSA Provisions) to the Loan Agreement is amended in its entirety and replaced with the following: 12.2 – “Borrower” “Borrower” means, individually and collectively, jointly and severally (a) BIOLIFE SOLUTIONS, INC., a Delaware corporation (“BioLife”), (b) SAVSU TECHNOLOGIES, INC., a Delaware corporation, (c) ARCTIC SOLUTIONS, INC., a Delaware corporation (“Arctic”), (d) SCISAFE HOLDINGS, INC., a Delaware corporation, (e) GLOBAL COOLING, INC., a Delaware corporation (“Global Cooling”), (f) SEXTON BIOTECHNOLOGIES, INC., a Delaware corporation (collectively the “US Borrowers”), and (g) PANTHERA CRYOSOLUTIONS INC., a corporation formed under the laws of the province of Alberta, Canada (“Panthera”). 7.10 Exhibit A (Compliance Statement). The Compliance Statement set forth on Exhibit A of the Loan Agreement is amended in its entirety and replaced with the Compliance Statement set forth on Schedule 1 hereto. 8. Limitation of Amendments. 8.1 The amendments set forth in Section 7 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. 8.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 9. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows: 9.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; 9.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 9.3 The organizational documents of Existing Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 9.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 9.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower; 9.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and 9.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 10. Release by Borrower. A. FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing. B. In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.) C. By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights. D. This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events. E. Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows: 1 Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment. 2 Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary. 3 The terms of this Amendment are contractual and not a mere recital. 4 This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower. 5 Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein. 11. Perfection Certificates. Existing Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates dated as of September 20, 2022 (the “Existing Borrower Perfection Certificates”), and acknowledges, confirms and agrees that the disclosures and information Borrower provided to Bank in such Existing Borrower Perfection Certificates have not changed, as of the date hereof. New Borrower has delivered a Perfection Certificate in connection with this Amendment dated as of the date hereof (the “New Borrower Perfection Certificate”). Each Borrower hereby agrees that all references in the Loan Agreement to the “Perfection Certificate” shall hereinafter be deemed to be references to each such Existing Borrower Perfection Certificates and the New Borrower Perfection Certificate, as applicable. 12. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. 13. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof. 14. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. 15. Fees and Expenses. Borrower shall reimburse Bank for all unreimbursed Bank Expenses, including without limitation, all legal fees and expenses incurred in connection with this Amendment. 16. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto. [Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above. BANK BORROWER FIRST-CITIZENS BANK & TRUST COMPANY By: / s / Kale Frank Name: Kale Frank Title: Managing Director BIOLIFE SOLUTIONS, INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Chief Financial Officer SAVSU TECHNOLOGIES, INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Secretary, Vice President, Treasurer SEXTON BIOTECHNOLOGIES, INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Secretary, Vice President, Treasurer PANTHERA CRYOSOLUTIONS INC. By: /s/ Troy Wichterman Name: Troy Wichterman Title: Chief Financial Officer

Schedule 1 EXHIBIT A COMPLIANCE STATEMENT [***]

Schedule 1 to Compliance Statement Financial Covenants of Borrower [***]